MONTEREY MUTUAL FUND

                        Supplement dated August 31, 2001
                   to the Statement of Additional Information
                          dated March 30, 2001 for the
                             Murphy New World Funds



                                   NAME CHANGE

          Effective August 31, 2001 the name of the Murphy New World Technology Convertibles Fund has been changed to "Murphy New World Core Technology Fund." All references in the statement of additional information to "Murphy New World Technology Convertibles Fund" are changed to "Murphy New World Core Technology Fund" and all references to "Convertibles Fund" are changed to "Core Technology Fund."

                                  OTHER CHANGES

          1. The first sentence of the first full paragraph on page B-5 has been deleted and replaced with the following:

          "In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name.

          2. The last sentence of the first paragraph under the subcaption "High Yield Convertible Securities" on page B-13 has been deleted and replaced with the following:

          "Because of its investment objective the Core Technology Fund will likely invest a greater portion of its net assets, in convertible securities than the Biotechnology Fund and the Technology Fund, and may invest in a convertible security solely because of the security's potential for income."